UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22806

Oppenheimer Main Street Small Cap Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 10/30/2015

Item 1. Reports to Stockholders.

Semiannual Report 10/31/2015

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Main Street Small Cap Fund®

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/30/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Index
6-Month	-4.31%	-9.81%	-4.12%
1-Year	-0.95	-6.65	0.34
Since Inception (5/17/13)	8.87	6.27	7.87

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*October 30, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through October 31, 2015.

2       OPPENHEIMER MAIN STREET SMALL CAP FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -4.31% during the reporting period. In comparison, the Russell 2000 Index (the “Index”) returned -4.12% during the same period. The Fund outperformed the Index within the information technology, energy and financials sectors, due largely to stock selection. The Fund underperformed the Index within the consumer discretionary and industrials sectors primarily as a result of stock selection, and in the materials sector due to stock selection and an overweight position.

MARKET OVERVIEW

It was a volatile reporting period for equity markets. The ongoing malaise of anemic global growth—with headlines almost daily about China slowing further—combined with the sluggish domestic recovery resulted in downward revisions to economic growth, putting investors in a foul mood. Added to this was uncertainty about whether the Federal Reserve (the “Fed”) would—or would not—raise short-term interest rates at the September meeting. Ultimately it chose not to and the Fed’s lack of action further implied that domestic economic strength was insufficient to warrant a rise.

Not surprisingly—given the continuing decline of oil prices during the reporting period—energy stocks, uniformly across capitalization size, were the worst performers. In fact, almost any stock related to commodities—metals, agriculture, etc.—performed poorly in the reporting period. Production of commodities, particularly oil, has remained strong and resulted in an oversupply of many commodities. This, in combination with weakening global demand, have led to disequilibrium—putting pressure on commodity prices worldwide and hurting the stocks of many commodity producers.

The consumer staples sector was the strongest performer for the Index during the reporting period. Companies in this segment and in health care have been actively pursuing mergers and acquisitions (M&A). This behavior typically leads to a number of immediate benefits (largely due to removing a competitor) including potential market share gains, improved pricing, and cost savings—all of which boost earnings per share. Thus, both share repurchases and M&A have a more certain outcome on earnings growth in the short term than does using cash to reinvest in the business. This may be considered favorable in the short term, but may be compromising longer term corporate health.

FUND REVIEW

Top performing stocks for the Fund this reporting period included Imperva, Inc., On Assignment, Inc. and Prestige Brands Holdings, Inc. Imperva develops protection software and services for databases and business applications. During the reporting

3 OPPENHEIMER MAIN STREET SMALL CAP FUND

period, the company reported strong results, demonstrating that the new management team’s sales and marketing overhaul is bearing fruit. We see potential for further acceleration to materialize given the strong secular backdrop for IT security products. On Assignment is a specialist staffing agency that places professionals with clients in need of temporary help in the information technology industry. Shares of On Assignment rallied in October 2015 after reporting strong earnings results. Sales at Prestige Brands Holdings, a distributor of over-the-counter healthcare and household products, improved as destocking by retailers — which had hurt prior quarter results for Prestige Brands — came to an end. Consequently, revenues topped expectations, propelling the stock higher. Management also provided further “color” on its planned integration of the recently closed Insight acquisition, which added the $100 million Monistat brand — now Prestige’s largest product line. This information helped to improve visibility and boost investor sentiment.

Detractors from performance this period included Spectranetics Corp., Mattress Firm Holding Corp. and Intrepid Potash, Inc. Spectranetics develops single-use medical devices used in minimally-invasive cardiovascular procedures. The company had a disappointing quarterly result during the reporting period and guided estimates down based on lower-than-expected U.S. peripheral atherectomy (a procedure to remove plaque from blood vessels) growth. Mattress Firm is a specialty retailer of mattresses and bedding accessories in the U.S. The stock experienced declines largely due to disruptions as the company works to integrate newly acquired stores (from its acquisition of Mattress Giant last year) and transitions nameplates in select markets. While we believe these are temporary issues, we modestly trimmed our holdings in the stock. Intrepid is the largest U.S. producer of potassium chloride (potash), which is used as an essential nutrient ingredient for farming. The outlook for potash volumes and pricing has deteriorated over the past several months, as the typical pick-up in seasonal demand did not materialize. In addition, the company temporarily suspended production at its West mine due to unanticipated maintenance. We exited our position during the reporting period.

STRATEGY & OUTLOOK

The outlook for global growth has diminished with an ongoing slowdown in emerging economies impacting markets worldwide. While there are still pockets of relative strength in our domestic economy—housing, autos and consumer spending all remain on reasonable footing—other parts of our economy are faltering. Industrials and commodity companies have been hit with a double whammy—slowing worldwide growth and the continued strength of the U.S. dollar, which has hurt the price competitiveness of these companies in international markets. With uncertainty as to when this outlook will change, we have begun to debate whether the manufacturing segment of our economy may already be in a recession.

4 OPPENHEIMER MAIN STREET SMALL CAP FUND

Traditionally, during periods of economic uncertainty and heightened market volatility, stocks of companies with greater consistency and stability of both revenue and earnings typically perform relatively better—generally outperforming the broader indices. We aim to build “all weather” portfolios by targeting companies with: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively;

and 3) financial resources to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of economic volatility such companies frequently widen their lead over weaker competitors. We invest in companies characterized by these qualities at compelling valuations and believe this disciplined approach is essential as we seek to generate superior long-term performance.

Matthew P. Ziehl, CFA Portfolio Manager

Matthew P. Ziehl, CFA and Co-Lead Portfolio Manager, on behalf of the Portfolio Management team: Raymond Anello, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner. Mr.Ziehl and Mr.Weiner serve as Co-Lead Portfolio managers of the Fund.

5 OPPENHEIMER MAIN STREET SMALL CAP FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

Pinnacle Foods, Inc.	2.6%
Korn/Ferry International	2.3
STAG Industrial, Inc.	2.1
KAR Auction Services, Inc.	2.1
SYNNEX Corp.	2.0
BankUnited, Inc.	2.0
WellCare Health Plans, Inc.	2.0
j2 Global, Inc.	2.0
BancorpSouth, Inc.	1.9
Imperva, Inc.	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of October 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	9.7%
Real Estate Investment Trusts (REITs)	8.4
Software	8.4
Health Care Providers & Services	7.2
Commercial Services & Supplies	5.7
Hotels, Restaurants & Leisure	4.0
Professional Services	3.9
IT Services	3.7
Semiconductors & Semiconductor Equipment	3.3
Insurance	2.8

Portfolio holdings and allocations are subject to change. Percentages are as of October 30, 2015, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 30, 2015, and are based on the total market value of common stocks.

*October 30, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

6 OPPENHEIMER MAIN STREET SMALL CAP FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/30/15

	Inception Date	6-Month	1-Year	Since Inception
Class A (OSCAX)	5/17/13	-4.31%	-0.95%	8.87%
Class C (OSCCX)	5/17/13	-4.69%	-1.71%	7.93%
Class I (OSSIX)	5/17/13	-4.13%	-0.48%	9.33%
Class R (OSCNX)	5/17/13	-4.42%	-1.13%	8.49%
Class Y (OSCYX)	5/17/13	-4.14%	-0.58%	9.26%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/30/15

	Inception Date	6-Month	1-Year	Since Inception
Class A (OSCAX)	5/17/13	-9.81%	-6.65%	6.27%
Class C (OSCCX)	5/17/13	-5.65%	-2.69%	7.93%
Class I (OSSIX)	5/17/13	-4.13%	-0.48%	9.33%
Class R (OSCNX)	5/17/13	-4.42%	-1.13%	8.49%
Class Y (OSCYX)	5/17/13	-4.14%	-0.58%	9.26%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Y shares.

The Fund’s performance is compared to the performance of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

7 OPPENHEIMER MAIN STREET SMALL CAP FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8 OPPENHEIMER MAIN STREET SMALL CAP FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER MAIN STREET SMALL CAP FUND

Actual	Beginning Account Value May 1, 2015	Ending Account Value October 30, 2015	Expenses Paid During 6 Months Ended October 30, 2015
Class A	$ 1,000.00	$ 956.90	$ 6.13
Class C	1,000.00	953.10	9.91
Class I	1,000.00	958.70	3.88
Class R	1,000.00	955.80	7.41
Class Y	1,000.00	958.60	4.42

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.75	6.33
Class C	1,000.00	1,014.90	10.23
Class I	1,000.00	1,021.05	4.00
Class R	1,000.00	1,017.45	7.64
Class Y	1,000.00	1,020.50	4.56

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 30, 2015 are as follows:

Class	Expense Ratios
Class A	1.25%
Class C	2.02
Class I	0.79
Class R	1.51
Class Y	0.90

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS October 30, 2015* Unaudited

	Shares	Value
Common Stocks—96.7%
Consumer Discretionary—8.9%
Auto Components—1.6%
Dana Holding Corp.	413,839	$6,952,495

Hotels, Restaurants & Leisure—4.0%
Brinker International, Inc.	64,579	2,938,990
International Speedway Corp., Cl. A	89,801	3,115,197
Popeyes Louisiana Kitchen, Inc.[1]	113,533	6,407,802
Texas Roadhouse, Inc., Cl. A	123,114	4,228,966
		16,690,955

Multiline Retail—1.1%
Burlington Stores, Inc.[1]	93,833	4,511,491

Specialty Retail—2.2%
Mattress Firm Holding Corp.[1]	120,240	5,118,617
Party City Holdco, Inc.[1]	266,950	4,225,818
		9,344,435

Consumer Staples—4.2%
Food Products—2.6%
Pinnacle Foods, Inc.	242,841	10,704,431

Household Products—0.5%
Energizer Holdings, Inc.	51,049	2,186,429

Tobacco—1.1%
Universal Corp.	88,098	4,758,173

Energy—2.9%
Energy Equipment & Services—0.8%
RigNet, Inc.[1]	105,806	3,174,180

Oil, Gas & Consumable Fuels—2.1%
Cone Midstream Partners LP2	208,626	2,071,656
Renewable Energy Group, Inc.[1]	396,991	3,132,259
Western Refining, Inc.	91,181	3,794,953
		8,998,868

	Shares	Value
Financials—22.6%
Capital Markets—0.5%
Stifel Financial Corp.[1]	46,839	$2,081,057

Commercial Banks—9.7%
BancorpSouth, Inc.	312,423	7,788,705
BankUnited, Inc.	225,509	8,384,425
FirstMerit Corp.	376,593	7,076,182
MB Financial, Inc.	226,944	7,316,675
Talmer Bancorp, Inc., Cl. A	259,919	4,371,838
Webster Financial Corp.	153,813	5,706,462
		40,644,287

Insurance—2.8%
Endurance Specialty Holdings Ltd.	65,910	4,160,898
James River Group Holdings Ltd.	145,606	4,285,185
Old Republic International Corp.	181,914	3,281,728
		11,727,811

Real Estate Investment Trusts (REITs)—8.4%
Apollo Commercial Real Estate Finance, Inc.	301,537	5,008,530
Chatham Lodging Trust	280,700	6,425,223
CYS Investments, Inc.	753,266	5,815,213
DuPont Fabros Technology, Inc.	162,157	5,203,618
National Storage Affiliates Trust	275,164	4,138,467
STAG Industrial, Inc.	423,402	8,688,209
		35,279,260

Thrifts & Mortgage Finance—1.2%
Flagstar Bancorp, Inc.[1]	58,560	1,302,375
Oritani Financial Corp.	214,396	3,413,184
		4,715,559

Health Care—13.2%
Biotechnology—1.5%
ACADIA Pharmaceuticals, Inc.[1]	83,755	2,916,349

11 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Biotechnology (Continued)
Axovant Sciences Ltd.[1]	50,062	$610,256
Ultragenyx Pharmaceutical, Inc.[1]	29,200	2,901,020
		6,427,625

Health Care Equipment & Supplies—1.7%
DexCom, Inc.[1]	23,165	1,930,108
NxStage Medical, Inc.[1]	161,345	2,696,075
Spectranetics Corp. (The)[1]	181,848	2,222,182
		6,848,365

Health Care Providers & Services—7.2%
Acadia Healthcare Co., Inc.[1]	79,982	4,911,695
Addus HomeCare Corp.[1]	40,676	1,016,086
Diplomat Pharmacy, Inc.[1]	120,058	3,374,830
HealthSouth Corp.	180,888	6,300,329
Team Health Holdings, Inc.[1]	103,656	6,185,154
WellCare Health Plans, Inc.[1]	94,351	8,359,499
		30,147,593

Life Sciences Tools & Services—0.8%
VWR Corp.[1]	120,638	3,318,751

Pharmaceuticals—2.0%
Aratana Therapeutics, Inc.[1]	126,314	882,935
Prestige Brands Holdings, Inc.[1]	152,775	7,487,503
		8,370,438

Industrials—16.2%
Aerospace & Defense—0.6%
AAR Corp.	105,446	2,392,570

Airlines—0.6%
Spirit Airlines, Inc.[1]	71,876	2,668,037

Building Products—0.9%
Masonite International Corp.[1]	65,682	3,932,381

Commercial Services & Supplies—5.7%
ABM Industries, Inc.	161,475	4,585,890

	Shares	Value
Commercial Services & Supplies (Continued)
ACCO Brands Corp.[1]	567,671	$4,581,105
KAR Auction Services, Inc.	225,303	8,651,635
Matthews International Corp., Cl. A	67,686	3,907,513
Progressive Waste Solutions Ltd.	96,499	2,320,801
		24,046,944

Construction & Engineering—0.8%
AECOM[1]	107,288	3,161,777

Electrical Equipment—0.7%
Generac Holdings, Inc.[1]	98,723	3,115,698

Machinery—0.9%
Greenbrier Cos., Inc. (The)	38,613	1,468,838
SPX FLOW, Inc.[1]	68,462	2,320,862
		3,789,700

Professional Services—3.9%
Korn/Ferry International	270,042	9,821,428
On Assignment, Inc.[1]	145,013	6,541,536
		16,362,964

Road & Rail—1.4%
Saia, Inc.[1]	97,979	2,313,284
Swift Transportation Co., Cl. A1	216,099	3,377,628
		5,690,912

Transportation Infrastructure—0.7%
Wesco Aircraft Holdings, Inc.[1]	233,322	2,907,192

Information Technology—19.4%
Electronic Equipment, Instruments, & Components—2.0%
SYNNEX Corp.	96,317	8,518,276

Internet Software & Services—2.0%
j2 Global, Inc.	106,291	8,242,867

IT Services—3.7%
Black Knight Financial Services, Inc., Cl. A1	149,365	5,381,621

12 OPPENHEIMER MAIN STREET SMALL CAP FUND

	Shares	Value
IT Services (Continued)
Booz Allen Hamilton Holding Corp., Cl. A	167,986	$4,948,867
CACI International, Inc., Cl. A1	54,621	5,300,422
		15,630,910

Semiconductors & Semiconductor Equipment—3.3%
Cavium, Inc.[1]	64,858	4,601,675
Cypress Semiconductor Corp.[1]	224,158	2,362,626
MKS Instruments, Inc.	191,934	6,763,754
		13,728,055

Software—8.4%
FleetMatics Group plc[1]	61,622	3,429,881
Fortinet, Inc.[1]	118,704	4,078,669
Guidewire Software, Inc.[1]	109,303	6,364,714
Imperva, Inc.[1]	107,315	7,578,585
Paylocity Holding Corp.[1]	172,379	5,786,763
Proofpoint, Inc.[1]	71,716	5,051,675
Zynga, Inc., Cl. A1	1,170,039	2,772,992
		35,063,279

Materials—5.2%
Chemicals—0.6%
A. Schulman, Inc.	69,177	2,482,763

Construction Materials—0.5%
Summit Materials, Inc., Cl. A1	90,954	1,915,491

	Shares	Value
Metals & Mining—2.0%
Kaiser Aluminum Corp.	82,480	$6,704,799
Osisko Gold Royalties Ltd.	167,616	1,740,766
		8,445,565

Paper & Forest Products—2.1%
Boise Cascade Co.[1]	114,182	3,417,467
PH Glatfelter Co.	277,163	5,376,962
		8,794,429

Utilities—4.1%
Electric Utilities—2.7%
ALLETE, Inc.	117,817	5,915,592
Portland General Electric Co.	147,915	5,484,688
		11,400,280

Gas Utilities—0.8%
Suburban Propane Partners LP2	101,140	3,479,216

Water Utilities—0.6%
California Water Service Group	101,955	2,279,714
Total Common Stocks (Cost $395,011,595)		404,931,223

Investment Company—2.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[3,4] (Cost $8,952,286)	8,952,286	8,952,286
Total Investments, at Value (Cost $403,963,881)	98.8%	413,883,509
Net Other Assets (Liabilities)	1.2	4,816,973
Net Assets	100.0%	$418,700,482

Footnotes to Statement of Investments

*October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

13 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 30, 2015	Gross Additions	Gross Reductions	Shares October 30, 2015
Oppenheimer Institutional Money
Market Fund, Cl. E	9,779,460	129,433,432	130,260,606	8,952,286

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$8,952,286	$9,214

See accompanying Notes to Financial Statements.

14 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES October 30, 20151 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $395,011,595)	$404,931,223
Affiliated companies (cost $8,952,286)	8,952,286

413,883,509
Cash	186,564
Receivables and other assets:
Investments sold	7,118,827
Shares of beneficial interest sold	407,511
Dividends	362,172
Other	28,362

Total assets	421,986,945
Liabilities
Payables and other liabilities:
Investments purchased	2,995,241
Shares of beneficial interest redeemed	249,981
Distribution and service plan fees	12,633
Trustees’ compensation	3,317
Shareholder communications	2,431
Other	22,860

Total liabilities	3,286,463
Net Assets	$418,700,482

Composition of Net Assets
Par value of shares of beneficial interest	$34,118
Additional paid-in capital	418,597,639
Accumulated net investment income	1,803,258
Accumulated net realized loss on investments and foreign currency transactions	(11,654,183)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	9,919,650

Net Assets	$418,700,482

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

15 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $43,458,506 and 3,558,108 shares of beneficial interest outstanding)	$12.21
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$12.95

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,298,735 and 1,026,470 shares of beneficial interest outstanding)	$11.98

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $302,587,026 and 24,614,474 shares of beneficial interest outstanding)	$12.29

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,610,816 and 298,028 shares of beneficial interest outstanding)	$12.12

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $56,745,399 and 4,621,389 shares of beneficial interest outstanding)	$12.28

See accompanying Notes to Financial Statements.

16 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF

OPERATIONS For the Six Months Ended October 30, 20151 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $924)	$2,759,745
Affiliated companies	9,214

Interest	10

Total investment income	2,768,969

Expenses
Management fees	1,243,263

Distribution and service plan fees:
Class A	49,248
Class C	57,206
Class R	8,681

Transfer and shareholder servicing agent fees:
Class A	44,771
Class C	12,598
Class I	34,292
Class R	3,831
Class Y	58,131

Shareholder communications:
Class A	5,076
Class C	1,833
Class I	13
Class R	340
Class Y	2,108

Trustees’ compensation	8,395

Borrowing fees	1,449

Custodian fees and expenses	1,060

Other	27,723

Total expenses	1,560,018
Less reduction to custodian expenses	(41)
Less waivers and reimbursements of expenses	(27,833)

Net expenses	1,532,144

Net Investment Income	1,236,825

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

17 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$(9,932,607)
Foreign currency transactions	2,868

Net realized loss	(9,929,739)

Net change in unrealized appreciation/depreciation on:
Investments	(3,719,496)
Translation of assets and liabilities denominated in foreign currencies	(88,568)

Net change in unrealized appreciation/depreciation	(3,808,064)

Net Decrease in Net Assets Resulting from Operations	$(12,500,978)

See accompanying Notes to Financial Statements.

18 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 30, 2015[1] (Unaudited)	Year Ended April 30, 2015

Operations
Net investment income	$1,236,825	$820,609

Net realized loss	(9,929,739)	(1,683,332)

Net change in unrealized appreciation/depreciation	(3,808,064)	12,576,404

Net increase (decrease) in net assets resulting from operations	(12,500,978)	11,713,681

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(2,640)
Class C	—	—
Class I	—	(321,854)
Class R2	—	—
Class Y	—	(3,252)

	—	(327,746)

Distributions from net realized gain:
Class A	—	(64,218)
Class C	—	(21,247)
Class I	—	(649,200)
Class R2	—	(5,337)
Class Y	—	(7,520)

	—	(747,522)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	11,238,222	10,087,548
Class C	3,028,747	7,212,208
Class I	121,966,308	179,346,780
Class R2	772,217	2,290,784
Class Y	11,822,584	47,559,318

	148,828,078	246,496,638

Net Assets
Total increase	136,327,100	257,135,051

Beginning of period	282,373,382	25,238,331

End of period (including accumulated net investment income of $1,803,258 and $566,433, respectively)	$418,700,482	$282,373,382

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19 OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended October 30,	Year Ended Period Ended
Class A	2015[1] (Unaudited)	April 30, 2015	April 30, 2014[2]

Per Share Operating Data
Net asset value, beginning of period	$12.76	$11.57	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.02	0.03	0.06
Net realized and unrealized gain (loss)	(0.57)	1.20	1.57

Total from investment operations	(0.55)	1.23	1.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00[4]	(0.02)
Distributions from net realized gain	0.00	(0.04)	(0.04)

Total dividends and/or distributions to shareholders	0.00	(0.04)	(0.06)

Net asset value, end of period	$12.21	$12.76	$11.57

Total Return, at Net Asset Value[5]	(4.31)%	10.67%	16.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,458	$34,343	$21,892

Average net assets (in thousands)	$40,315	$26,518	$14,944

Ratios to average net assets:[6]
Net investment income	0.39%	0.25%	0.57%
Expenses excluding interest and fees from borrowings	1.25%	1.30%	1.40%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%

Total expenses[8]	1.25%	1.30%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.24%

Portfolio turnover rate	24%	55%	52%

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from May 17, 2013 (commencement of operations) to April 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 30, 2015	1.25%
Year Ended April 30, 2015	1.30%
Period Ended April 30, 2014	1.40%

See accompanying Notes to Financial Statements.

20 OPPENHEIMER MAIN STREET SMALL CAP FUND

	Six Months Ended October 30,	Year Ended Period Ended
Class C	2015[1] (Unaudited)	April 30, 2015	April 30, 2014[2]

Per Share Operating Data
Net asset value, beginning of period	$12.57	$11.49	$10.00

Income (loss) from investment operations:
Net investment loss[3]	(0.02)	(0.07)	(0.04)
Net realized and unrealized gain (loss)	(0.57)	1.19	1.57

Total from investment operations	(0.59)	1.12	1.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.00)	(0.00)
Distributions from net realized gain	0.00	(0.04)	(0.04)

Total dividends and/or distributions to shareholders	0.00	(0.04)	(0.04)

Net asset value, end of period	$11.98	$12.57	$11.49

Total Return, at Net Asset Value[4]	(4.69)%	9.77%	15.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,299	$9,878	$2,252

Average net assets (in thousands)	$11,337	$5,461	$879

Ratios to average net assets:[5]
Net investment loss	(0.39)%	(0.59)%	(0.34)%
Expenses excluding interest and fees from borrowings	2.02%	2.13%	2.31%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%

Total expenses[7]	2.02%	2.13%	2.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.02%	2.13%	2.23%

Portfolio turnover rate	24%	55%	52%

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from May 17, 2013 (commencement of operations) to April 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 30, 2015	2.02%
Year Ended April 30, 2015	2.13%
Period Ended April 30, 2014	2.31%

See accompanying Notes to Financial Statements.

21 OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months Ended October 30,	Year Ended Period Ended
Class I	2015[1] (Unaudited)	April 30, 2015	April 30, 2014[2]

Per Share Operating Data
Net asset value, beginning of period	$12.82	$11.58	$10 .00

Income (loss) from investment operations:
Net investment income[3]	0.06	0.10	0.09
Net realized and unrealized gain (loss)	(0.59)	1.20	1.58

Total from investment operations	(0.53)	1.30	1.67

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.02)	(0.05)
Distributions from net realized gain	0.00	(0.04)	(0.04)

Total dividends and/or distributions to shareholders	0.00	(0.06)	(0.09)

Net asset value, end of period	$12.29	$12.82	$11 .58

Total Return, at Net Asset Value[4]	(4.13)%	11.26%	16.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$302,587	$187,997	$12

Average net assets (in thousands)	$226,275	$95,238	$12

Ratios to average net assets:[5]
Net investment income	0.87%	0.80%	0.86%
Expenses excluding interest and fees from borrowings	0.79%	0.80%	1.09%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%

Total expenses[7]	0.79%	0.80%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.79%	0.80%

Portfolio turnover rate	24%	55%	52%

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from May 17, 2013 (commencement of operations) to April 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 30, 2015	0.79%
Year Ended April 30, 2015	0.80%
Period Ended April 30, 2014	1.09%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER MAIN STREET SMALL CAP FUND

	Six Months Ended October 30,	Year Ended Period Ended
Class R	2015[1] (Unaudited)	April 30, 2015	April 30, 2014[2]

Per Share Operating Data
Net asset value, beginning of period	$12.68	$11.53	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.01	(0.01)	0.02
Net realized and unrealized gain (loss)	(0.57)	1.20	1.56

Total from investment operations	(0.56)	1.19	1.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.01)
Distributions from net realized gain	0.00	(0.04)	(0.04)

Total dividends and/or distributions to shareholders	0.00	(0.04)	(0.05)

Net asset value, end of period	$12.12	$12.68	$11.53

Total Return, at Net Asset Value[4]	(4.42)%	10.34%	15.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,611	$3,027	$650

Average net assets (in thousands)	$3,447	$1,403	$271

Ratios to average net assets:[5]
Net investment income (loss)	0.13%	(0.09)%	0.19%
Expenses excluding interest and fees from borrowings	1.51%	1.61%	1.76%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.51%	1.61%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.51%	1.60%	1.71%

Portfolio turnover rate	24%	55%	52%

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from May 17, 2013 (commencement of operations) to April 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 30, 2015	1.51%
Year Ended April 30, 2015	1.61%
Period Ended April 30, 2014	1.76%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months Ended October 30,	Year Ended Period Ended
Class Y	2015[1] (Unaudited)	April 30, 2015	April 30, 2014[2]

Per Share Operating Data
Net asset value, beginning of period	$12.81	$11.59	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.05	0.04	0.09
Net realized and unrealized gain (loss)	(0.58)	1.24	1.58

Total from investment operations	(0.53)	1.28	1.67

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.02)	(0.04)
Distributions from net realized gain	0.00	(0.04)	(0.04)

Total dividends and/or distributions to shareholders	0.00	(0.06)	(0.08)

Net asset value, end of period	$12.28	$12.81	$11.59

Total Return, at Net Asset Value[4]	(4.14)%	11.05%	16.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,745	$47,128	$432

Average net assets (in thousands)	$52,303	$6,437	$358

Ratios to average net assets:[5]
Net investment income	0.71%	0.33%	0.89%
Expenses excluding interest and fees from borrowings	0.99%	1.01%	1.33%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%

Total expenses[7]	0.99%	1.01%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.88%	0.90%

Portfolio turnover rate	24%	55%	52%

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from May 17, 2013 (commencement of operations) to April 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 30, 2015	0.99%
Year Ended April 30, 2015	1.01%
Period Ended April 30, 2014	1.33%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS October 30, 2015 Unaudited

1. Organization

Oppenheimer Main Street Small Cap Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. At period end, approximately 72.4% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S.

25 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates

26 OPPENHEIMER MAIN STREET SMALL CAP FUND

2. Significant Accounting Policies (Continued)

are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended April 30, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended April 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$885,953

At period end, it is estimated that the capital loss carryforwards would be $10,815,692, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized

27 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$404,826,746

Gross unrealized appreciation	$35,387,370
Gross unrealized depreciation	(26,330,607)

Net unrealized appreciation	$9,056,763

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

28 OPPENHEIMER MAIN STREET SMALL CAP FUND

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

29 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

30 OPPENHEIMER MAIN STREET SMALL CAP FUND

3. Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$37,499,376	$—	$—	$37,499,376
Consumer Staples	17,649,033	—	—	17,649,033
Energy	12,173,048	—	—	12,173,048
Financials	94,447,974	—	—	94,447,974
Health Care	55,112,772	—	—	55,112,772
Industrials	68,068,175	—	—	68,068,175
Information Technology	81,183,387	—	—	81,183,387
Materials	21,638,248	—	—	21,638,248
Utilities	17,159,210	—	—	17,159,210
Investment Company	8,952,286	—	—	8,952,286

Total Assets	$413,883,509	$—	$—	$413,883,509

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the

31 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

32 OPPENHEIMER MAIN STREET SMALL CAP FUND

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended October 30, 2015[1]		Year Ended April 30, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	1,296,447	$16,545,397	2,958,539	$36,913,879
Dividends and/or distributions reinvested	—	—	5,309	66,240
Redeemed	(428,767)	(5,307,175)	(2,165,315)	(26,892,571)

Net increase	867,680	$11,238,222	798,533	$10,087,548

33 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended October 30, 2015[1]		Year Ended April 30, 2015
	Shares	Amount	Shares	Amount

Class C
Sold	311,992	$3,906,233	678,542	$8,294,886
Dividends and/or distributions reinvested	—	—	1,722	21,200
Redeemed	(71,314)	(877,486)	(90,421)	(1,103,878)

Net increase	240,678	$3,028,747	589,843	$7,212,208

Class I
Sold	15,930,451	$195,899,245	15,901,785	$195,599,189
Dividends and/or distributions reinvested	—	—	77,551	970,992
Redeemed	(5,983,752)	(73,932,937)	(1,312,561)	(17,223,401)

Net increase	9,946,699	$121,966,308	14,666,775	$179,346,780

Class R2
Sold	105,164	$1,328,262	199,770	$2,504,991
Dividends and/or distributions reinvested	—	—	427	5,296
Redeemed	(45,901)	(556,045)	(17,821)	(219,503)

Net increase	59,263	$772,217	182,376	$2,290,784

Class Y
Sold	1,561,505	$19,755,974	3,720,787	$48,575,285
Dividends and/or distributions reinvested	—	—	856	10,713
Redeemed	(618,923)	(7,933,390)	(80,150)	(1,026,680)

Net increase	942,582	$11,822,584	3,641,493	$47,559,318

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$219,964,101	$77,058,378

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

34 OPPENHEIMER MAIN STREET SMALL CAP FUND

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.74% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

35 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

October 30, 2015	$5,909	$—	$679	$4

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; will not exceed 1.25% for Class A

36 OPPENHEIMER MAIN STREET SMALL CAP FUND

8. Fees and Other Transactions with Affiliates (Continued)

shares, 2.25% for Class C shares, 0.80% for Class I shares, 1.75% for Class R shares and 0.90% for Class Y shares. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager waived $22,227 for Class Y shares.

The Manager will waive fees and/or reimburse the Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $5,606 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. Defendants have filed a petition before the U.S. Court of Appeals for the Tenth Circuit for permission to appeal that order.

37 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Litigation (Continued)

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

38 OPPENHEIMER MAIN STREET SMALL CAP FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY

AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

39 OPPENHEIMER MAIN STREET SMALL CAP FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY

AGREEMENTS Unaudited / Continued

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Matthew Ziehl, Raymond Anello, Raman Vardharaj, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail small blend funds. The Board noted that the Fund, which was launched on May 17, 2013, outperformed its category median for the one-year period.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The Board considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail small blend funds with comparable asset levels and distribution features. The Board also noted that the Fund’s contractual management fees and total expenses, net of waivers, were lower than their respective peer group medians and category medians. Within the total asset range of $0 to $50 million, the Fund’s effective management fee rate was lower than its peer group median and category median. The Board considered that the Fund’s contractual management fees and total expenses both ranked in the first quintiles of their expense group. The Board also considered that the Adviser has contractually agreed to waive fees and/or reimburse the Fund for certain expenses so that the total annual fund operating expenses as a percentage of average daily net assets will not exceed the following annual rates: 1.25% for Class A shares, 2.25% for Class C shares, 1.75% for Class R shares, 0.90% for Class Y shares, and 0.80% for Class I. This fee waiver may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to

40 OPPENHEIMER MAIN STREET SMALL CAP FUND

manage the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

41 OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42 OPPENHEIMER MAIN STREET SMALL CAP FUND

OPPENHEIMER MAIN STREET SMALL CAP FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Matthew P. Ziehl, Vice President
Raymond Anello, Vice President
Raman Vardharaj, Vice President
Joy Budzinski, Vice President
Kristin Ketner, Vice President
Magnus Krantz, Vice President
Adam Weiner, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc.  All rights reserved.

43 OPPENHEIMER MAIN STREET SMALL CAP FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

44 OPPENHEIMER MAIN STREET SMALL CAP FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

45 OPPENHEIMER MAIN STREET SMALL CAP FUND

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46 OPPENHEIMER MAIN STREET SMALL CAP FUND

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47 OPPENHEIMER MAIN STREET SMALL CAP FUND

OppenheimerFunds®
The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1355.001.1015 December 22, 2015

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Small Cap Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	12/9/2015